EXHIBIT 99.5
UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

- - - - - - - - - - - - - - - - - - - -
                                                    Chapter 11
In re
                                                    Case Nos. 01-41643 (RLB)
    THE WARNACO GROUP, INC., et al.,                through   01-41680 (RLB)
                             -- ---

                           Debtors.                 (Jointly Administered)
- - - - - - - - - - - - - - - - - - - -


                         MONTHLY OPERATING STATEMENT
                           OF DEBTORS-IN-POSSESSION
                   FOR OCTOBER 7, 2001 TO NOVEMBER 3, 2001
                   ---------------------------------------


Address of Debtors-in-Possession:
--------------------------------
The Warnaco Group, Inc.
90 Park Avenue
New York, New York  10016
                                              Monthly Disbursements:   $ 119,091
                                                                       ---------
Address of Attorneys for Debtors-in-Possession:
----------------------------------------------
Sidley Austin Brown & Wood
875 Third Avenue
New York, New York  10022
                                               Monthly Operating Loss: $(10,555)
                                                                       ---------

         The undersigned, having reviewed the attached report and being familiar with the financial affairs of The Warnaco Group, Inc., ("Warnaco"), and certain of Warnaco's subsidiaries, each a debtor and debtor-in-possession herein (collectively, the "Debtors"), verifies under the penalty of perjury that the information contained therein is complete, accurate and truthful to the best of my knowledge.

         The undersigned also verifies that, to the best of my knowledge, all insurance policies, including workers compensation and disability insurance, have been paid currently.

Date:    December  10, 2001                          By:  /s/ Philip Terenzio
                                                        ------------------------

                                                          Philip Terenzio
                                                        Senior Vice President
                                                        Chief Financial Officer


Indicate if this is an amended statement by checking here.
Amended Statement ___________

                             THE WARNACO GROUP, INC., et al.
                                 (DEBTORS-IN-POSSESSION)
                                 STATEMENT OF OPERATIONS
                                     (In Thousands)


                                                              Month Ended           5 Months Ended
                                                           November 3, 2001        November 3, 2001
                                                         ----------------------  ---------------------
Net revenues                                                $          113,598       $        572,897

Cost of goods sold                                                      94,807                497,472

Selling, general and administrative expenses                            26,567                173,380
                                                         ----------------------  ---------------------
Operating loss                                                          (7,776)               (97,955)

Interest expense, net                                                    2,965                 20,657
Other expense, net                                                        (186)                   761
                                                         ----------------------  ---------------------
Loss before reorganization costs and income taxes                      (10,555)              (119,373)

Reorganization costs                                                     8,964                 86,391
Income taxes provision (benefit)                                           215                 (1,342)
                                                         ----------------------  ---------------------
Net loss                                                    $          (19,734)      $       (204,422)
                                                         ======================  =====================

EBITDAR (See Note 1)                                        $             (158)      $        (13,076)
                                                         ======================  =====================

                          THE WARNACO GROUP, INC., et al.
                              (DEBTORS-IN-POSSESSION)
                                   BALANCE SHEET
                                 NOVEMBER 3, 2001
                                  (In Thousands)

ASSETS

Current assets:
     Cash                                                     $         14,677
     Receivables, net                                                  124,402
     Inventories, net                                                  379,770
     Prepaid expenses and other current assets                          22,591
                                                              -----------------
         Total current assets                                          541,440

Property, plant and equipment, net                                     212,514
Trademark, goodwill and other, net                                   1,016,342
Investment in affiliates                                               155,644
Intercompany receivables, net                                                0
Deferred income taxes                                                  139,618
                                                              -----------------
         Total Assets                                                2,065,558
                                                              =================

LIABILITIES AND SHAREHOLDERS' DEFICIT

Current Liabilities:
     Short-term debt                                                         -
     Accounts payable                                                   59,990
     Other current liabilities                                          73,169
     Deferred income taxes                                               4,309
                                                              -----------------
          Total current liabilities                                     137,468
                                                              -----------------

Long-term debt                                                         169,190
Other long-term liabilities                                             23,157
Deferred income taxes                                                        -
Liabilities subject to compromise                                    2,272,543
Intercompany payables, net                                                 188
                                                              ----------------
         Total Liabilities                                           2,602,546

Redeemable Preferred Securities                                              -
Shareholders' deficit                                                 (536,988)
                                                              -----------------
          Total Liabilities and Shareholders' deficit         $      2,065,558
                                                              =================

                                             THE WARNACO GROUP, INC., et al.
                                                 (DEBTORS-IN-POSSESSION)
                                                 STATEMENT OF CASH FLOWS
                                                      (In Thousands)

                                                                                 Month Ended              5 Months Ended
                                                                               November 3, 2001          November 3, 2001
                                                                           ---------------------      ----------------------
Operating activities:
     Net loss                                                                   $       (19,734)         $         (204,422)
     Adjustments to reconcile net loss to net cash
         used in operating activities:
            Depreciation and amortization                                                 7,627                      37,824
            Non-cash interest expense                                                       539                       2,207
            Non-cash equity forward adjustment                                                -                       3,708
            Non-cash reorganization costs                                                 3,879                      67,083
     Change in operating assets and liabilities:
         Receivables, net                                                               (24,646)                     27,606
         Inventories                                                                      6,080                     (11,350)
         Accounts payable                                                                 2,627                      62,668
         Change in pre-petition liabilities                                                 104                      (5,995)
         Prepaid expenses and other current assets and liabilities                       (3,135)                     (4,226)
         Change in other long-term and non-operating liabilities                           (711)                      2,404
         Other, net                                                                          (2)                      3,455
                                                                           ---------------------      ----------------------
                Net cash used in operating activities                                   (27,372)                    (19,038)
                                                                           ---------------------      ----------------------

Investing activities:
     Capital expenditures, net of disposals                                                 887                          86
                                                                           ---------------------      ----------------------
                Net cash provided by investing activities                                   887                          86
                                                                           ---------------------      ----------------------

Financing activities:
     Net repayments under Pre-petition Credit Facilities                                  7,640                      27,382
     Net borrowing under DIP Credit Facilities                                            4,190                     169,190
     Deferred financing - DIP                                                              (600)                    (12,800)
     Deferred financing - Other                                                               -                        (192)
     Net change in intercompany accounts                                                 10,244                    (184,132)
                                                                           ---------------------      ----------------------
                Net cash provided by (used in)  financing activities                     21,474                        (552)
                                                                           ---------------------      ----------------------
Effect of cash due to currency translation                                                  544                          69
                                                                           ---------------------      ----------------------
                Net decrease in cash and cash equivalents                                (6,241)                    (19,607)

     Cash and cash equivalents at beginning of period                                    20,918                      34,284
                                                                           ---------------------      ----------------------
     Cash and cash equivalents at end of period                                 $        14,677          $           14,677
                                                                           =====================      ======================

Note 1 - Basis of Presentation
------------------------------

         On June 11, 2001 (the "Petition Date"), Warnaco and certain of its subsidiaries (each a "Debtor" and, collectively, the "Debtors") commenced these cases (the "Chapter 11 Cases") each by filing a petition for relief under chapter 11 of title 11 of the United States Code, 11 U.S.C. Secs. 101-1330, as amended (the "Bankruptcy Code"), in the United States Bankruptcy Court for the Southern District of New York (the "Court"). Warnaco and all except one of its 38 U.S. subsidiaries are Debtors in these Chapter 11 Cases, together with one of Warnaco's Canadian subsidiaries, Warnaco of Canada Company ("Warnaco Canada"). The remainder of Warnaco's Foreign Subsidiaries are not debtors in these Chapter 11 Cases, nor are they subject to foreign bankruptcy or insolvency proceedings. The case numbers for the Chapter 11 Cases, which are being jointly administered, are 01-41643 through 01-41680
(RLB). The Debtors are managing their businesses and properties as debtors-in-possession.

         The accompanying unaudited condensed financial statements of the Debtors have been presented in accordance with the American Institute of Certified Public Accountants Statements of Position 90-7, "Financial Reporting by Entities in Reorganization under the Bankruptcy Code" (SOP 90-7), and have been prepared in accordance with accounting principles generally accepted in the United States applicable to a going concern, which principles, except as otherwise disclosed, assume that assets will be realized and liabilities will be discharged in the ordinary course of business. As a result of the Chapter 11 Cases and circumstances relating to the chapter 11 filings, including the Debtors debt structure and current economic conditions, such realization of assets and liquidation of liabilities are subject to significant uncertainty. While under the protection of chapter 11, the Debtors may sell or otherwise dispose of assets, and liquidate or compromise liabilities, for amounts other than those reflected in the financial statements. Additionally, the amounts reported in the unaudited condensed balance sheet could materially change because of changes in business strategies and the effects of any proposed plan of reorganization.

         The appropriateness of using the going concern basis is dependent upon, among other things, confirmation of a plan or plans of reorganization, future profitable operations, the ability to comply with the terms of the Debtors' debtor-in-possession financing facility, and the ability to generate sufficient cash from operations and financing arrangements to meet obligations.

       In the Chapter 11 Cases, substantially all unsecured liabilities as of the Petition Date are subject to compromise or other treatment under a plan or plans of reorganization which must be confirmed by the Bankruptcy Court after obtaining the requisite amount of votes by affected parties. For financial reporting purposes, those liabilities and obligations, which treatment and satisfaction are dependent on the outcome of the Chapter 11 Cases, have been segregated and classified as liabilities subject to compromise under the reorganization proceedings in the consolidated balance sheets. Generally, all actions to enforce or otherwise effect repayment of pre-petition liabilities as well as all pending litigation against the Debtors are stayed while the Debtors continue their business operations as debtors-in-possession. Unaudited schedules have been filed by the Debtors with the Bankruptcy Court setting forth the assets and liabilities of the Debtors as of the Petition Date as reflected in the Debtors' accounting records. The ultimate amount of and settlement terms for such liabilities are subject to a confirmed plan(s) of reorganization and accordingly are not presently determinable.

       Under the Bankruptcy Code, the Debtors may elect to assume or reject real estate leases, employment contracts, personal property leases, service contracts and other pre-petition executory contracts, subject to Bankruptcy Court approval. Claims for damages resulting from the rejection of real estate leases and other executory contracts may be subject to bar dates. The Debtors will analyze their leases and executory contracts and may assume or reject leases and contracts. Such rejections could result in additional liabilities subject to compromise.

       In addition, the unaudited condensed financial statements do not contain all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of the Debtors, the accompanying condensed financial statements contain all adjustments (all of which were of a normal recurring nature) necessary to present fairly the financial position of the Debtors as of November 3, 2001 as well as its results of operations and cash flows for the one-month period ended November 3, 2001.

         As the monthly process to close the books and records of the Debtors is based on a non-calendar month-end, the accompanying financial statements include ten business days of the pre-petition period. It would be unduly burdensome to exclude the impact of the pre-petition activities for this ten-day period from the Debtor's financial position, results of operations or cash flows.

       Pursuant to SOP 90-7, revenues and expenses, realized gains and losses, and provisions for losses resulting from the reorganization of the business are reported in the Consolidated Statement of Operations separately as reorganization items. Professional fees are expensed as incurred. Interest expense is reported only to the extent that it will be paid during the cases or that it is probable that it will be an allowed claim.

         Reorganization items include the following:

                                  Month Ended            5 Months Ended
                                November 3, 2001        November 3, 2001
                               ------------------      ----------------

  Asset write-offs               $         5,295         $      64,416
  Professional Fees                        3,205                15,607
  Severance                                   81                   485
  Lease terminations                         383                 5,883
                               ------------------      ----------------
                                 $         8,964         $      86,391
                               ==================      ================


         The Debtors have reduced stockholders' equity by $42,507 from its reported consolidated 2000 balances to reflect the effects of certain errors discovered in its recording of intercompany pricing arrangements and its recording of accounts payable and accrued liabilities. The Debtors' management and Board of Directors are reviewing the circumstances surrounding the errors and have not yet finalized their review; therefore, the amount of the restatement is preliminary and subject to change.

         EBITDAR reflects earnings before interest, taxes, depreciation, amortization, reorganization costs and adjustments. Adjustments consist of $47,410 for 5 months ended November 3, 2001, relating to changes in the Company's reserve methodology for accounts receivable, inventory and other items.

Note 2 - Sale of Accounts Receivable
------------------------------------

         Effective with its bankruptcy filing, the Company terminated its accounts receivable securitization agreement. Consequently, none of the Company's trade receivables are securitized at November 3, 2001. The termination of the agreement did not have a material impact on the statement of operations or cash flows.


Note 3 - Long Term Debt
-----------------------

         On June 11, 2001, the Company entered into a Debtor In Possession ("DIP") Financing Agreement with a group of banks, which was approved by the Bankruptcy Court in an interim amount of $375,000,000. On July 9, 2001, the Bankruptcy Court approved the full amount of $600,000,000.

         The DIP provides for a $375,000,000 (which includes a Letter of Credit facility of up to $200,000,000) non amortizing revolving credit facility (Tranche A) and a $225,000,000 reducing revolving credit facility (Tranche B). The Tranche A loans will bear interest at either the London International Bank Offering Rate (LIBOR) plus 2.75% or at the Citibank N.A. Base Rate plus 1.75%. The Tranche B loans will bear interest at LIBOR plus 3.75%. In addition, the fees for the undrawn amounts are .50% for the Tranche A and .75% for the Tranche B. Commencing on June 30, 2002, the Tranche B facility will be reduced by $50,000,000 and thereafter by $25,000,000 per quarter in each case reduced by mandatory prepayments.

         Both the Tranche A and Tranche B loans terminate on the earlier of two years from the closing date or the effective date of a plan of reorganization.

         The DIP facility contains restrictive covenants including, among other things, the maintenance of minimum earnings before interest, taxes, depreciation and amortization and restructuring expenses (EBITDAR), limitations on annual capital expenditures, the prohibition on paying dividends and the incurrence of additional indebtedness.

         The maximum borrowings under the Tranche A facility are limited to 75% of eligible accounts receivable and 25% to 67% of eligible inventory.

         The balance outstanding as of November 3, 2001 is $169,190,452.

         The DIP is secured by substantially all assets of the Company.

         Pre-petition long-term debt, which was included in current maturities of long-term debt at December 30, 2000, is in default due to the filing of a voluntary Chapter 11 petition and is included in liabilities subject to compromise in accordance with SOP 90-7.

Note 4 - Liabilities Subject to Compromise

         The principal categories of obligations classified as liabilities subject to compromise to unrelated parties under Reorganization Cases are identified below. The amounts below in total may vary significantly from the stated amount of proofs of claim that will be filed with the Bankruptcy Court and may be subject to future adjustment depending on Bankruptcy Court action, further developments with respect to potential disputed claims, determination as to the value of any collateral securing claims, or other events.

         Additional claims may arise from the rejection of additional real estate leases and executory contracts by the Debtors.

                                                                     November 3,
                                                                        2001
                                                                 --------------------
                                                                (In thousands of dollars)
U.S. bank debt                                                           $ 1,718,564
Canadian Revolver                                                             17,144
Post Retirement Liabilities                                                    8,890
Accrued prepetition interest                                                  31,402
Mortgages/Capital lease obligations                                            5,213
Lease termination costs                                                        5,883
Equity forward note                                                           56,793
Other debt                                                                    18,906
Accounts payable                                                              42,532
Trade drafts payable                                                         246,613
Deferred compensation accrual                                                    603
Company obligated manditorily redeemable convertible
     preferred securities ($120,000 par value)                               120,000
                                                                 --------------------
                                                                         $ 2,272,543 *
                                                                 ====================

* Excludes $147,797 of debt recorded by non-filed entities



Note 5 - Intercompany Receivables
---------------------------------

         Intercompany balances would be eliminated, in accordance with generally accepted accounting principles, when the results of Warnaco (the parent company) are consolidated with all of its wholly owned subsidiaries. To the extent that intercompany notes constitute debt, the notes have been assigned to the Debtors' pre-petition secured lenders as collateral security for the pre-petition debt. Although recorded in the books and records as debt, for the most part, intercompany balances were accumulated over a number of years as Warnaco capitalized its subsidiaries and affiliates and, thus, may be considered equity investments in such subsidiaries and affiliates.

         As of November 3, 2001, the balance is comprised of the following:

                                                         Month Ended
                                                       November 3, 2001
                                                      -------------------
                                                        (in thousands)
Intercompany accounts payable -
       Non-debtor affilliates                          $          188
                                                      ===================


Note 6 - Supplemental Financial Information
-------------------------------------------

         During this period, the Debtors that are subsidiary of Warnaco paid gross wages of $12,869,711. All employee and employer payroll taxes are paid to the Debtors' payroll service provider, that in turn remits the funds to the taxing authorities.

         The Debtors paid the following taxes during the period:

                                    Paid                Refund
                                 (Received)             (Due)
                              -----------------    -----------------

Sales and use tax                    $ 638,414           $ (466,499)
Customs duties                       6,285,379             (625,721)
State income tax                       274,428             (105,055)
Canada income tax                            -            1,480,068 (a)
Property tax                           198,270             (115,007)
GST tax                                211,362              (97,213)
                              -----------------    -----------------
                                   $ 7,607,853             $ 70,573
                              =================    =================

(a)  2000 Refund Due.

                                THE WARNACO GROUP, INC., et al.
                                    (DEBTORS-IN-POSSESSION)
                                    STATEMENT OF OPERATIONS
                                         (In Thousands)

                                                         Consolidation         5 Months Ended
                                                        November 3, 2001      November 3, 2001
                                                       -----------------     ------------------
Net revenues                                                $   136,938         $      681,455
Cost of goods sold                                              106,185                557,416
Selling, general and administrative expenses                     35,399                216,314
                                                       -----------------     ------------------

Operating loss                                                   (4,646)               (92,275)
Interest expense, net                                             1,936                 13,186
Other expense, net                                                    -                  3,708
                                                       -----------------     ------------------

Loss before reorganization costs and income taxes                (6,582)              (109,169)
Reorganization costs                                              8,964                 86,391
Income taxes provision (benefit)                                     28                 (1,875)
                                                       -----------------     ------------------

Net loss                                                    $   (15,574)        $     (193,685)
                                                       =================     ==================

EBITDAR (1)                                                 $     4,262         $          238
                                                       =================     ==================

(1) Earnings before interest, taxes, depreciation, amortization, reorganization costs and adjustments of $49,580 for 5 months ended November3, 2001.

ASSETS

Current assets:
     Cash                                                   $    32,692
     Receivables, net                                           317,295
     Inventories, net                                           462,546
     Prepaid expenses and other current asset                    29,789
                                                       -----------------
        Total current assets                                    842,322

Property, plant and equipment, net                              247,256
Trademark, goodwill and other, net                            1,149,328
Investment in affiliates                                              -
Intercompany Receivable, net                                          -
Deferred Income Taxes                                           139,614
                                                       -----------------
        Total Assets                                        $ 2,378,520
                                                       =================

LIABILITIES AND SHAREHOLDERS' DEFICIT

Current Liabilities:
     Short-term debt                                        $         -
     Accounts payable                                            82,687
     Other current liabilities                                  107,910
     Deferred income taxes                                        8,524
                                                       -----------------
        Total current liabilities                               199,121
                                                       -----------------
Long-term debt                                                  169,190
Other long-term liabilities                                      23,698
Deferred income taxes                                                 -
Liabilities subject to compromise                             2,415,290
Intercompany receivable, net                                          -
                                                       -----------------
        Total Liabilities                                     2,807,299

Redeemable Preferred Securities                                       -
Shareholders' deficit                                          (428,779)
                                                       -----------------
         Total Liabilities and Shareholders' deficit        $ 2,378,520
                                                       =================